manaris
ENTERPRISE RISK MITIGATION



Investor Day

Montreal

June 5, 2006

Forward Looking Statement

Except for factual statements made herein, the information contained in this presentation consists of forward-looking statements that involve risks and uncertainties, including the effect of changing economic conditions, competition within the credit and security industry, customer acceptance of products and other risks and uncertainties. Such forward looking statements are not guarantees of performance, and Manaris Corporation results could differ materially from those contained in such statements. These forward-looking statements speak only as of the date of this presentation and Manaris Corporation undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this presentation.

Introductions

- **Guests**
  - Chris Bonnet
  - Richard Kreger
  - Roberto Rocca
  - Rory Rohan
  - Yoav Roth
- **Board Members**
  - Marc Bouchard
  - Bernard Bougie
  - John Simons
- **Manaris**
  - John Fraser
  - André Monette
  - Anna Pennino
  - Nizar Tabet
- **Avensys**
  - Martin d'Amours
- **C-Chip**
  - Claude Arbour
  - Guy Chevrette (iMetrik)
- **Zenergy Communications Staff**

Purpose of Investor Day

**To demonstrate firsthand
our operations,
our management team,
and our potential.**

Agenda

10:30	Manaris presentation
11:00	Avensys presentation
11:30	Avensys facility tour
12:00 - 2:00	Lunch
2:00 - 2:30	C-Chip presentation
2:30	C-Chip demonstration

Day is expected to end at around 4:00 pm

About Manaris

- US public company OTCBB
- Widespread ownership of shares
- Liquidity
- High tech space
- Refocused activities
- Disposed non-core assets
- Small company – 5 employees
- Function of Manaris– manage subs, be a public company

The Team

MANARIS

John G. Fraser
André Monette

Avensys

Martin d'Amours

C-Chip Technologies
(North America)

Claude Arbour

Business Overview

- **Avensys Inc.** comprises the following divisions:
  - **Avensys Solutions** (AS) provides consulting services and turnkey water, soil, air and structural monitoring solutions to towns and cities across Canada.
  - **Avensys Technologies** (AT) develops a wide range of monitoring products employing fiber optic technology for applications such as telecommunications, aerospace, oil & gas and man-made structures.
  - **ITF Labs** is a partially-owned subsidiary (42%) of Avensys that is engaged in the commercialization of its intellectual property related to optical technology.

Avensys

Business Overview

- **C-Chip Technologies (North America)**

  Develops security and risk mitigation products and services that enable our customers to access, control, manage and monitor remote assets at very reasonable costs. C-Chip is currently targeting the new and used cars market, since its technology allows credit providers to restrict the operation of any vehicle in the event of a delinquent payment.

CTC. C-CHIP TECHNOLOGIES Corp. (NORTH AMERICA)

Recent Developments

- **Sale of Chartrand Laframbroise Inc. (CLI)**

  Manaris sold all shares of CLI on February 15, 2006 to the Garda Security Group Inc. ("Garda") for a price of CDN $5,000,000, comprised of CDN $4,500,000 in cash and CDN $500,000 in Garda shares.

  - Strengthens balance sheet
  - Enables to pay back debts
  - Allows to focus on core subsidiaries, Avensys Inc. and C-Chip Technologies (North America)

Recent Developments

- **Acquisition of ITF Optical Technologies Inc. (ITF)**

  On April 18, 2006 Avensys acquired the manufacturing assets of ITF, a designer and manufacturer of advanced photonic solutions based on proprietary all-fiber technology. The purchase price paid for the manufacturing assets: CDN $1,750,000, comprised of CDN $750,000 in cash and CDN $1,000,000 in shares of Manaris common stock

  - Focus on core businesses
  - Access to ITF's 10,000 square foot clean room
  - Economies of scale
  - Facilities for future growth

Recent Developments

- **Manaris**
  - Revenues for the quarter ended March 31, 2006 of $2.9 million increase by $1.1 million over the same period last year.
  - Assets decrease from $20.1 million to $11.9 million due to the sale of CLI and goodwill impairment.

2006/07 Business Strategy

- **2006**
  - Eliminate non-core assets
  - Strengthen core business
  - Integrate Avensys and ITF (under way)
  - Get into full production mode of C-Chip 200G GSM device
  - Continue to cut costs
  - Period of stability
- **2007**
  - Head towards profitability
  - Identify new acquisitions
  - Focus on organic growth

2006/07 Structural Plans

- **2006/07**
  - Appointed new auditors
  - Appointed new Board members
  - Created Audit committee
  - Improve timeliness of financial reporting
  - Strengthen internal controls and systems
  - Implement disclosure policies and procedures

THE FUTURE

We are focused on profitable growth

- Costly to be public in the U.S.
  - Targeting to be large enough to make sense to be a public company in the U.S.
- Avensys: Organic and acquisitions
- C-Chip: Organic growth

Small capital raise

Forward Looking Statement

Except for factual statements made herein, the information contained in this presentation consists of forward-looking statements that involve risks and uncertainties, including the effect of changing economic conditions, competition within the credit and security industry, customer acceptance of products and other risks and uncertainties. Such forward looking statements are not guarantees of performance, and Manaris Corporation results could differ materially from those contained in such statements. These forward-looking statements speak only as of the date of this presentation and Manaris Corporation undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this presentation.

manaris
ENTERPRISE RISK MITIGATION



Investor Day

Montreal

June 5, 2006

Avensys











Investor Day
June 5, 2006

Martin d'Amours
President & CEO

Except for factual statements made herein, the information contained in this presentation consists of forward-looking statements that involve risks uncertainties, including the effect of changing economic conditions, competition within the industry, customer acceptance of products and other risks and uncertainties. Such forward looking statements are not guarantees of performance, and Manaris Corporation results could differ materially from those contained in such statements. These forward-looking statements speak only as of the date of this presentation and Manaris Corporation undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this presentation.

Company Facts

- Canadian corporation, founded in 1995
- Acquisitions
  - 4 acquisitions in 2002 & 2003
    - Nortech GSI, Scientech R&D, Omnitronix & Bragg Photonics
  - Acquisition of ITF in 2006
- Name changed to Avensys in 2003
- $12M+ of revenue in 2005/2006
  - Appr. 50% Monitoring & Instrumentation
  - Appr. 50% Fiber Optics Components
  - Profitable
- 130 employees including ITF Labs
- Ownership
  - Manaris Corp (OTCBB:MANS)- 100%

Corporate Structure


manaris
100%
Avensys
42%
Société Générale de Financement – 24.36%
Ontario Teacher's Pension Plan – 12.76%
Celtic House – 8.12%
GTI Capital – 5.80%
Bay Tech – 6.96%
58%
Avensys Solutions
Avensys Tech
itf Labs
100% of Manufacturing assets of ITF
100% of R&D assets of ITF

Acquisition of ITF Assets

Avensys

- Private Company
- Located in Montreal, Quebec
- Founded in 1997
- US$100M in funding, including US$25M in August 2002
- US$50M investment in plant & equipment
- 26 patents & 4 patents pending
- Collaborations with:

Université Laval
École Polytechnique Montréal
INO
BT
CRC





ITF - Core Competencies

Avensys



- Optical fiber components
  - High performance
  - High power handling
  - Custom design and development
  - Prototyping to large volume manufacturing
- Fiber handling and fiber management
  - Splicing large core specialty fiber
  - Fusing and tapering
  - Assembly/Packaging
  - Testing



- High reliability packaging and design for:
  - Telcordia GR-1209 & GR-1221
  - Submarine HIREL qualifications
  - Military & Space applications
- Optical and packaging design expertise
  - Fiber
  - Amplifier
  - Fiber Lasers



- **Full module integration and miniaturization capabilities**
  - **Passive components**
  - **Active components**

All-Fiber® Technology

For superior optical components

- All-Fiber® technology uses optical fiber as the constituent medium
- Components optical properties are obtained by fusing, tapering and UV writing of optical fibers


Filter
Coupler
Mach-Zehnder
Bragg
Combiner

- **Optical structures are bonded to a substrate, hermetically sealed and packaged for protection and long term reliability**



- **Advantages**
  - **Superior optical performance**
  - **High power handling**
  - **Athermal packaging design**
  - **Flexible manufacturing processes**
  - **Light never leaves fiber**

Broad range of applications

- Terrestrial Communications
- Submarine Communication
- Satellite Communications
- Range Finders/ Target Designation
- High Definition Imagery / Spectroscopy
- Material Processing / Precision Welding & Cutting



Market – Optical Components (Telecommunications)

" The telecommunications and data communications industries are back on the long- term growth path that was set in the 1970s when the world decided to go digital (…). The drivers behind this quest now seem commercially solid and include demographics (…). In addition, a slew of new applications including digital video applications in the home and next-generation wireless applications are crying out for a higher bandwidth infrastructure to carry backbone traffic.

With all of this going on, it is hardly surprising that there is a resurgence of confidence at every level of the value chain in optical networking space. Having worked on developing their next-generation optical platforms for the last few years, the equipment manufacturers now have great expectations of selling them in quantities that reflect new infrastructure building and not just trials."

CIR
Optical Networking Components: The Next Wave
June 2006

Market - Optical Sensors & Fiber Lasers

- Fiber Lasers

"The estimated revenues for fiber lasers in 2005 were US$123 million out of a total market size of US$2.3 billion. Fiber laser growth has greatly outpaced the overall market growth and continues to gain momentum"

Industrial Laser Solutions, February 2006

- Fiber Sensors

"In 2005, total worldwide revenues for fiber optic sensors are projected to increase to US$288.1 million and to US$304.3 million in 2006."

BCC Research, November 2005

Market - Environmental Solutions

Avensys

- A mature market with growth of approximately 5% per year
- The business model is based on a compliance model
  - Many local, provincial and national standards for control of emissions in air, water and soil
  - With global warming, the environment is the focus of more and more attention
- Many small private players
  - Avensys, with its relatively larger size and infrastructure, is well positioned to become a significant agent of consolidation

Avensys Tech

Avensys

High Reliability Components & Modules	– Wideband Couplers – WDM Couplers – Optical Sensors – Bragg Gain Flattening Filters	
Optical Transmission	– DPSK Demodulators	
High Power Components	– 7x1 Multimode Combiners – 19x1 Multimode Combiners – (6+1)x1 Multimode Pump and Signal Combiners	
Engineering Services	– Optical fiber design, procurement and characterization – Component and module qualification – Turn-key design and prototyping solutions	1550 nm fiber laser

- Vertical Markets: Telecommunications, military, industrial, aerospace, oil & gas, security, environment and geotechnical
- Geographical Market: World

Avensys Solutions

- Avensys Solutions offers specialized products & solutions
  - Vertical Markets: Environment and Geotechnical
  - Geographical Market: Canada
    - Over 2000 customers
    - Municipal, Provincial, Federal Government; Industrial; Utilities
  - Distribution and Services to end users aiming for "SenseYourWorld" business model



Limnimeter



MONITORING TECHNOLOGIES
DATA ACQUISITION
DATA APPLICATIONS
DATA ACCESS & REPORTING
SENSORS & OTHER TECHNOLOGIES
DATALOGGERS
DATA PROCESSING
REMOTE MAINTENANCE
DATA REPORTING
ALERT SYSTEMS
SECURE ACCESS TO DATA & REPORTS
DATA & APPLICATION BROADCAST
INTEGRATION INTO SEAMLESS SOLUTION

ITF Labs

Avensys

- ITF Labs is the exclusive R&D partner of Avensys
  - World leading expertise in high reliability / high power optical components for telecommunications, fiber lasers and fiber optics sensing
  - 10 Engineers & Scientists; 8 PhD's
  - Complementary expertise in instrumentation, software and other technologies
    - Fiber Optics Interrogators
    - Limnimeter (water level for critical hydro applications)
    - Integrated Sensor Systems
- ITF Labs have a direct customer relationships for all prototypes and punctual projects.
- Avensys manufactures high volume products in a lower cost environment



Projections - Organic Growth


25
20
15
10
5
0
FY05 (4 mths)
FY06 (Fcst)
FY07 (Fcst)
FY08 (Fcst)

Competition



Large Engineering Firms
John Meunier
Hoskin Scientific
Campbell Scientific
Roctest (RTT)
Larger
JDS
OFS
Avanex
Avensys
Nufern
Vertical Markets
Pure Optics
SIFAM
Optoplex
Teraxion
T&S
LxSix
Photon Control (PHO)
Opsens
Fox-Tek (FOX)
Many small
solutions players
Smaller

Motivation

Avensys

- **Avensys** Inc. represents a very attractive company:
  - It is a world leader in the development and manufacture of Fiber Optics Components
    - There is a resurgence of confidence in the optical components market
  - There is a real opportunity for consolidation in the very fragmented but growing environment monitoring solutions market.
  - The acquisition of **ITF** represents a major step in our growth strategy.
  - **Avensys** is a growing, profitable company with a clear roadmap.
  - A strong management team is in place, with mergers & acquisitions as well as sector experience.

www.c-chip.com

Manaris – Investor day

Business Update

Claude Arbour

June 5th, 2006

The Future

CTC
C-CHIP TECHNOLOGIES Corp.
(NORTH AMERICA)

www.c-chip.com

Forward Looking Statement

- Except for factual statements made herein, the information contained in this presentation consists of forward-looking statements that involve risks uncertainties, including the effect of changing economic conditions, competition within the credit and security industry, customer acceptance of products and other risks and uncertainties. Such forward looking statements are not guarantees of performance, and Manaris Corporation results could differ materially from those contained in such statements. These forward-looking statements speak only as of the date of this presentation and Manaris Corporation undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this presentation.

The future is now…

- Our vision is to become a leading supplier in the Asset Tracking space.
- Deliver a clear value proposition to our clients based on reliable technology and pricing.

The facts

24
↓
3
↓
3
↓
1

↑

Efficiency

The past (2004)

- 1,700 Credit Management devices were deployed by C-CHIP
- Based on an analog network
- Deployment over 24 months

CTC
C-CHIP TECHNOLOGIES Corp. (NORTH AMERICA)

www.c-chip.com

The recent past (2005)

- C-CHIP was re-engineered (April 05…)
- 1,700 units delivered to the market in 3 months





THE CREDIT CHIP 100

CTC C-CHIP TECHNOLOGIES Corp. (NORTH AMERICA)

www.c-chip.com

The VERY recent past (2006)

- Introduction of Digital (GSM) Credit Management unit in March 2006
- 1,400 units shipped in 3 months



THE CREDIT CHIP 200

CTC C-CHIP TECHNOLOGIES Corp. (NORTH AMERICA)

www.c-chip.com

The present

- 4,000 units production for June 2006 (1 month)
- Ramp-up plans to 4,000 units per month for each July, August and September
- Price per unit: $200 USD

...and beyond...

- Geographic expansion
- Value propositions to other business sectors (Finance, Leasing, Rental, Construction, Electronics, Telematics, …)

CTC
C-CHIP TECHNOLOGIES Corp. (NORTH AMERICA)

www.c-chip.com

The answer to the facts


New business plan allows
for speed of execution.

The New C-CHIP

- Focus on core business
- Right partners in the business
- Turnaround time on new technology
- Fulfill the mission
- Extending the vision to other applications

CTC C-CHIP TECHNOLOGIES Corp. (NORTH AMERICA)

www.c-chip.com

CTC
C-CHIP TECHNOLOGIES Corp.
(NORTH AMERICA)

www.c-chip.com

The Market

Market size:

- 43 million used car sales per year (USA)
- 1.3 million vehicles repossessed every year

Potential for growth:

300 devices per month **X** **30 Resellers** **=** **9,000 devices /month**

Competitive Advantages

- Technology – C-Chip is one of the very few devices with GSM connectivity (digital system)
- Pricing Program is unique and user friendly – pay per use application

CTC
C-CHIP TECHNOLOGIES Corp. (NORTH AMERICA)

www.c-chip.com

Our partners

CIMEO

iMETRIK

SOLECTRON

LOCATUS
on target

viom

KORE
WIRELESS

MobileToys®

ROGERS

CTC
C-CHIP TECHNOLOGIES Corp. (NORTH AMERICA)

www.c-chip.com

Our reseller network



Northland
JC Hohman Incorporated
Lender to Lender
SOS Repairs
PayTeck
Tucker Industries
Hot Tint Windows
Profit Max International
Tri-Global Inc.
Procon Inc.
Vehicle Car Finder
Passtime
Guardian Automotive
Ameritech
Redbud Group
DataLogic
Rock Enterprises
Financial Solutions
Total Auto Pros
Nex-Trak GPS
SkyWatch GPS
Find That Car
Installation Solutions
Auto Systems
Jan O'Brian & Associates
Atlanta Auto Tracker
Eye N Sky
Vision Wireless
Direct Trax
Xtreme GPS
Correo Movil
MEXICO
Legend
Yellow: In discussions
Green: Contracts

www.c-chip.com

CTC C-CHIP TECHNOLOGIES Corp. (NORTH AMERICA)

Demonstration


Hi-tech tools to solve traditional problems
A leading provider of credit risk management services, for medium and large sized corporations.